EXHIBIT 1

JOINT FILING AGREEMENT

RACKSPACE TECHNOLOGY, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 12, 2021.

AP INCEPTION CO-INVEST ML BORROWER, L.P.

By:		AP Inception Co-Invest ML GP, LLC,
its general partner

By:	AP Inception Co-Invest GP, LLC,
its sole member

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AP INCEPTION ML BORROWER, L.P.

By:		AP Inception ML GP, LLC,
its general partner

By:	AP VIII Inception Holdings GP, LLC,
its sole member

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AP INCEPTION CO-INVEST GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP INCEPTION CO-INVEST ML GP, LLC

By:	AP Inception Co-Invest GP, LLC,
its sole member

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO CO-INVESTMENT MANAGEMENT, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP INCEPTION ML GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP VIII INCEPTION HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT VIII, L.P.

By:	AIF VIII Management, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AIF VIII MANAGEMENT, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President